SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 4, 2007

                            Pathfinder Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

       Federal                        000-23601                 16-1540137
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   (State or other jurisdiction      (Commission File No.)   (I.R.S. Employer
      of incorporation)                                      Identification No.)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (315) 343-0057
                                 --------------


                                 NOT APPLICABLE
         --------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Section  5  -  Corporate Governance and Management

Item  5.02 -  Departure of Directors or Certain Officers; Election of Directors;
              Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective December 31, 2006, Chris C. Gagas retired from the Board of Directors of Pathfinder Bancorp, Inc. and its wholly owned subsidiary, Pathfinder Bank.

Mr. Gagas, who served on the Board of Directors for 40 years, was Chairman of the Board from 1986 to 2002 and President and CEO of the bank from 1986 to 2000.

In a resolution adopted by the Board of Directors on December 19, 2006, the board praised Mr. Gagas's deep devotion to the bank, its history, and its performance, as well as, his deep passion and compassion for the bank's future, its employees, its customers, and his fellow directors.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           PATHFINDER BANCORP, INC.


Date:  January 4, 2007        By:  /s/ Thomas W. Schneider

                              ----------------------------
                              Thomas W. Schneider
                              President and Chief Executive Officer